EXPEDITION FUNDS

                             Expedition Equity Fund
                          Expedition Equity Income Fund
                      Expedition Investment Grade Bond Fund
                 Expedition Tax-Free Investment Grade Bond Fund
                          Expedition Money Market Fund
                      Expedition Tax-Free Money Market Fund

                       SUPPLEMENT DATED NOVEMBER 30, 2004
                      TO THE PROSPECTUS DATED MARCH 1, 2004


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT AFFECTS INFORMATION CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


At a meeting of the Expedition Funds' Board of Trustees on November 16, 2004, the Board considered an Agreement and Plan of Reorganization (the "Plan") that would provide for the reorganization of each Fund into a similar, corresponding fund of the Goldman Sachs Trust, a separate mutual fund family. The Board is expected to meet in early December to further consider approval of the Plan and its submission to shareholders for consideration.

The Plan sets forth the terms by which the Expedition Funds will transfer their assets and certain liabilities to the Goldman Sachs Trust in exchange for shares of the Goldman Sachs Trust, and subsequently distribute those Goldman Sachs Trust shares to Expedition Funds shareholders (the "Reorganization"). As a result of the Reorganization, if approved and consummated, shareholders of the Expedition Funds, will become shareholders of the Goldman Sachs Trust.

Shareholders of the Expedition Funds are required to approve the Reorganization by voting, in person or by proxy, at a special meeting of shareholders. If a special meeting is called by the Board, Expedition Fund shareholders should expect to receive a proxy statement/prospectus in January 2005 that provides more detailed information about the proposed Reorganization, the Goldman Sachs Trust and the special meeting. If approved by shareholders, the Reorganization is expected to occur in February 2005.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.





EXP-SK-003-0100